Exhibit 99.1

Teradyne Reports Fourth Quarter and Fiscal Year 2009 Results

-	Q4’09 revenue of $267 million, up 2% from Q3’09 and up 37% from Q4’08

-	Q4’09 diluted non-GAAP income of $0.17 per share, up from income of $0.14 per share in Q3’09 and up from a loss of $0.19 per share in Q4’08; Q4’09 diluted GAAP income of $0.09 per share

-	Full year 2009 revenue of $819 million, down 26% from 2008 revenue of $1.1 billion

-	Full year 2009 diluted non-GAAP loss of $0.27 per share compared with income of $0.19 per share in 2008; Full year 2009 diluted GAAP loss of $0.77 per share

-	Q1’10 guidance: Revenue of $290 million to $310 million: Diluted non-GAAP income of $0.20 to $0.26 per share; Diluted GAAP income of $0.14 to $0.19 per share

NORTH READING, Mass. – January 27, 2010 – Teradyne, Inc. (NYSE: TER) reported revenue of $267 million for the fourth quarter of 2009 of which $198 million was in Semiconductor Test and $69 million in Systems Test Group. On a non-GAAP basis, Teradyne’s income from continuing operations in the fourth quarter was $30.1 million, or $0.17 per diluted share, which excluded acquired intangible asset amortization, restructuring charges and special items. GAAP income from continuing operations for the fourth quarter was $16.9 million, or $0.09 per diluted share.

Bookings in the fourth quarter of 2009 were $303 million of which $263 million were in Semiconductor Test and $40 million in Systems Test Group.

For fiscal year 2009, revenue was $819 million. Loss from continuing operations for the year was $46.3 million or $0.27 per share on a non-GAAP basis. The GAAP loss was $133.8 million or $0.77 per share. Bookings for the year were $955 million.

Teradyne Reports Fourth Quarter and Fiscal Year 2009 results

Guidance for the first quarter of 2010 is for revenue of $290 million to $310 million, with non-GAAP net income per share of $0.20 to $0.26 and GAAP net income per share between $0.14 and $0.19. Non-GAAP guidance excludes acquired intangible asset amortization, restructuring charges and special items.

“The recovery in our System on a Chip (SOC) test business continued this past quarter as customer demand broadened across most product lines,” said Mike Bradley, Teradyne president and CEO. “In particular, we saw strong increases in wireless and microcontroller test applications. The leverage of our business model is evident in the results of this past quarter where we delivered the highest operating profit rate in over five years. So as we enter 2010, our short-term mission is to meet this growing demand while driving our new market initiatives and maintaining tight cost controls.”

Webcast

A webcast to discuss fourth quarter and fiscal year 2009 results, along with management’s business outlook will be held at 10 a.m. EDT, Thursday, January 28, 2010. Interested investors should access the webcast at www.teradyne.com and click on “Investors” at least five minutes before the call begins. The webcast replay will be available on www.teradyne.com. In addition, a conference call replay will be available approximately two hours after the call. The replay number in the U.S. & Canada is 800-642-1687. The replay number outside the U.S. & Canada is 706-645-9291. The pass code for both numbers is 51223399. The replay will be available via phone and web site through February 12, 2010.

Non-GAAP Results

In addition to disclosing results that are determined in accordance with GAAP, Teradyne also discloses non-GAAP results of operations that exclude certain income items and charges. These results are provided as a complement to results provided in accordance with GAAP. Non-GAAP income/(loss) from operations and non-GAAP income/(loss) from continuing operations exclude goodwill impairment, in-process research and development, amortization of the GAAP imputed convertible debt discount, write-off of credit line debt issue costs, restructuring and other, net, certain inventory provision reversals, fair value inventory step-up related to Nextest and Eagle Test, (losses)/gains on marketable securities and acquired intangible asset amortization, as well as applicable adjustments to profit sharing and income taxes due to these exclusions. GAAP requires that these items be included in determining income/(loss) from operations and income/(loss) from continuing operations. Non-GAAP income/(loss) from operations, non-GAAP income/(loss) from continuing operations, non-GAAP income/(loss) from operations and continuing operations as a percentage of revenue and non-GAAP income/(loss) from continuing operations per share are non-GAAP measures presented to provide meaningful supplemental information regarding Teradyne’s baseline performance before gains, losses or other charges that may not be indicative of the Company’s current core business or future outlook. These non-GAAP measures are used to make operational decisions, to determine employee compensation, to forecast future operational results, and for comparison with the Company’s business plan, historical operating results and the operating results of the Company’s competitors. Non-GAAP gross margin excludes, among other things, charges related to the fair value inventory step-up recorded as part of acquisition purchase accounting and the sale of previously written down inventory. GAAP requires that these items be included in determining gross margin. Non-GAAP gross margin dollar amount and percentage are non-GAAP measures that management believes provide useful supplemental information for management and the investor. Management uses non-GAAP gross margin as a

Teradyne Reports Fourth Quarter and Fiscal Year 2009 results performance measure for the Company’s current core business and future outlook and for comparison with our business plan, historical gross margin results and the gross margin results of the Company’s competitors. Management believes each of these non-GAAP measures provides useful supplemental information for investors, allowing greater transparency to the information used by management in its operational decision making and in the review of the Company’s financial and operational performance, as well as facilitating meaningful comparisons of the Company’s results in the current period compared with those in prior and future periods. A reconciliation of each available GAAP to non-GAAP financial measure discussed in this press release is contained in the attached exhibits and on the Teradyne website at www.teradyne.com by clicking on “Investors” and then selecting the “GAAP to Non-GAAP Reconciliation” link. The presentation of non-GAAP measures is not meant to be considered in isolation, as a substitute for, or superior to, financial measures or information provided in accordance with GAAP.

About Teradyne

Teradyne (NYSE:TER) is a leading supplier of Automatic Test Equipment used to test complex electronics used in the consumer electronics, automotive, computing, telecommunications, and aerospace and defense industries. In 2009, Teradyne had sales of $819 million. For more information, visit www.teradyne.com. Teradyne(R) is a registered trademark of Teradyne, Inc. in the U.S. and other countries. All product names are trademarks of Teradyne, Inc. (including its subsidiaries) or their respective owners.

Safe Harbor Statement

This release contains forward-looking statements regarding future business prospects, Teradyne’s results of operations and market conditions. Such statements are based on the current assumptions and expectations of Teradyne’s management and are neither promises nor guarantees of future performance. You can identify these forward-looking statements based on the context of the statements and by the fact that they use words such as “will,” “anticipate,” “expect,” “project,” “intend,” “plan,” “believe,” “target” and other words and terms of similar meaning in connection with any discussion of future operating or financial performance. There can be no assurance that management’s estimates of Teradyne’s future results or other forward looking statements will be achieved. Important factors that could cause actual results to differ materially from those presently expected include: conditions affecting the markets in which Teradyne operates; decreased product demand; delays in new product introductions; lack of customer acceptance of new products; unanticipated delays in or costs and expenses relating to the implementation of cost reduction plans; and other events, factors and risks disclosed in filings with the SEC, including, but not limited to, the “Risk Factors” section of Teradyne’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and Quarterly Report on Form 10-Q for the period ended October 4, 2009. The forward-looking statements provided by Teradyne in this press release represent management’s views as of the date of this release. Teradyne anticipates that subsequent events and developments may cause management’s views to change. However, while Teradyne may elect to update these forward-looking statements at some point in the future, Teradyne specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Teradyne’s views as of any date subsequent to the date of this release.

TERADYNE, INC. REPORT FOR FOURTH FISCAL QUARTER OF 2009

CONDENSED CONSOLIDATED OPERATING STATEMENTS

(In thousands, except per share amounts)

	Quarter Ended:			Year Ended:
	December 31, 2009	October 4, 2009	December 31, 2008	December 31, 2009	December 31, 2008
Net Revenues	$267,057	$262,162	$194,767	$819,407	$1,107,042
Cost of Revenues (1)	142,668	155,407	116,856	507,774	608,850

Gross Profit	124,389	106,755	77,911	311,633	498,192

Operating Expenses:
Engineering and Development	40,921	38,266	52,189	164,836	216,461
Selling and Administrative	51,486	46,314	58,491	200,430	247,789
Acquired Intangible Asset Amortization	7,628	8,214	6,962	32,295	20,633
In-process Research and Development	—	—	500	—	1,600
Restructuring and Other, net (2)	68	5,189	9,675	36,492	62,775
Goodwill Impairment	—	—	329,674	—	329,674

Operating Expenses	100,103	97,983	457,491	434,053	878,932

Income/(Loss) from Operations	24,286	8,772	(379,580)	(122,420)	(380,740)

Interest & Other (3)	(4,662)	(3,597)	(6,096)	(20,217)	(1,678)

Income/(Loss) from Continuing Operations Before Income Taxes	19,624	5,175	(385,676)	(142,637)	(382,418)
Income Tax Provision/(Benefit)	2,700	(1,500)	(693)	(8,800)	12,577

Income/(Loss) from Continuing Operations	16,924	6,675	(384,983)	(133,837)	(394,995)
Income from Discontinued Operations	—	—	—	—	768

Net Income/(Loss)	$16,924	$6,675	$(384,983)	$(133,837)	$(394,227)

Income/(Loss) per Common Share from Continuing Operations:
Basic	$0.10	$0.04	$(2.28)	$(0.77)	$(2.32)

Diluted	$0.09	$0.04	$(2.28)	$(0.77)	$(2.32)

Net Income/(Loss) per Common Share:
Basic	$0.10	$0.04	$(2.28)	$(0.77)	$(2.31)

Diluted	$0.09	$0.04	$(2.28)	$(0.77)	$(2.31)

Weighted Average Common Shares - Basic	174,770	174,495	169,197	173,604	170,593

Weighted Average Common Shares - Diluted	187,239	180,792	169,197	173,604	170,593

Net Orders	$302,804	$288,048	$169,404	$954,529	$996,471

(1) Cost of Revenues includes:

	Quarter Ended:			Year Ended:
	December 31, 2009	October 4, 2009	December 31, 2008	December 31, 2009	December 31, 2008
Cost for Purchase Accounting Inventory Step-up	$4,550	$5,700	$700	$15,413	$5,046
Provision for Excess and Obsolete Inventory	3,812	6,915	4,394	30,815	29,363
Insurance Recovery Gain	—	—	—	(1,000)	—
Sale of Previously Written Down Inventory	—	(588)	(1,002)	(588)	(2,444)

	$8,362	$12,027	$4,092	$44,640	$31,965

(2) Restructuring and other, net consists of:

	Quarter Ended:			Year Ended:
	December 31, 2009	October 4, 2009	December 31, 2008	December 31, 2009	December 31, 2008
Employee Severance	$589	$1,237	$8,853	$33,480	$24,096
Facility Related	(521)	4,419	—	3,898	16,424
Eagle Test Purchase Accounting Adjustment & Other	—	(467)	—	(1,954)	—
Acquisition Financing Costs	—	—	822	—	822
Long-Lived Asset Impairment	—	—	—	1,068	550
Loss on Sale of Real Estate	—	—	—	—	20,883

	$68	$5,189	$9,675	$36,492	$62,775

(3) Interest and Other includes:

	Quarter Ended:			Year Ended:
	December 31, 2009	October 4, 2009	December 31, 2008	December 31, 2009	December 31, 2008
Amortization of GAAP Imputed Convertible Debt Discount	$2,410	$2,329	$—	$6,990	$—
Other-Than-Temporary Impairment and Realized (Gains)/Losses on Marketable Securities	219	(572)	7,116	2,219	15,553
Expense for Deferred Debt Financing Costs as a Result of Repayment and Termination of the Revolving Line of Credit	—	—	—	2,488	—
Gain on Sale of an Equity Investment	—	—	—	—	(2,811)
Gain on Life Insurance	—	—	—	—	(1,352)
Charge for Acquisition Financing Fees	—	—	(1,227)	—	—

	$2,629	$1,757	$5,889	$11,697	$11,390

CONDENSED CONSOLIDATED BALANCE SHEETS (In thousands)

	December 31, 2009	December 31, 2008
Assets
Cash and Cash Equivalents	$416,737	$322,705
Marketable Securities	46,933	—
Accounts Receivable	125,236	109,625
Inventories (1)	90,836	168,451
Deferred Tax Assets	18,944	16,988
Prepayments and Other Current Assets	63,606	67,292

	762,292	685,061

Net Property, Plant and Equipment	246,362	298,449
Long-Term Marketable Securities	55,130	51,613
Intangible Assets	152,192	186,998
Other Assets	19,361	19,535

	$1,235,337	$1,241,656

Liabilities
Accounts Payable	66,765	61,164
Current Debt (2)	2,157	122,500
Accrued Employees’ Compensation and Withholdings	55,356	73,521
Deferred Revenue and Customer Advances	104,439	58,030
Other Accrued Liabilities	54,640	51,748

	283,357	366,963

Retirement Plans Liabilities	115,101	125,877
Deferred Tax Liabilities	8,041	8,730
Other Long-Term Liabilities	23,159	30,366
Long-Term Debt (2) (3)	141,100	—

	570,758	531,936
Shareholders’ Equity	664,579	709,720

	$1,235,337	$1,241,656

(1)	As of December 31, 2008, Inventories included approximately $15.4 million for Eagle Test inventory fair value step-up.
(2)	On March 31, 2009, we entered into a loan agreement in Japan for approximately $10 million. The loan has a term of 5 years and a fixed interest rate of 1.4%. At December 31, 2009, $2.2 million of the outstanding loan principal is included in current debt and $7.5 million is classified as long-term debt.
(3)	On March 31, 2009, in connection with our convertible note offering, we entered into convertible note hedge and warrant transactions. These transactions are expected to reduce the potential dilution to Teradyne’s common stock upon maturity of the convertible notes. On April 6, 2009, the convertible note and convertible note hedge and warrant transactions closed and we netted approximately $163 million of cash, before paying off the $122.5 million bank revolver.

For information on possible dilution related to the convertible note, investors should access Teradyne’s website at www. teradyne.com and click on “Investors” and then select the “Financial Data” link.

GAAP to Non-GAAP Earnings Reconciliation

(In millions, except per share amounts)

	Quarter Ended
	December 31, 2009	% of Net Revenues	October 4, 2009	% of Net Revenues	December 31, 2008	% of Net Revenues
Net Revenues	$267.1		$262.2		$194.8

Gross Margin - GAAP	$124.4	46.6%	$106.8	40.7%	$77.9	40.0%
Inventory step-up reversal (1)	4.6	1.7%	5.7	2.2%	0.7	0.4%
Inventory provision reversal (2)	—	—	(0.6)	-0.2%	(1.0)	-0.5%
Profit sharing adjustment (3)	(0.3)	-0.1%	(0.4)	-0.2%	—	—

Gross Margin - non-GAAP	$128.7	48.2%	$111.5	42.5%	$77.6	39.8%

Income/(Loss) from Operations - GAAP	$24.3	9.1%	$8.8	3.4%	$(379.6)	-194.9%
Acquired intangible asset amortization	7.6	2.8%	8.2	3.1%	7.0	3.6%
Inventory step-up reversal (1)	4.6	1.7%	5.7	2.2%	0.7	0.4%
Restructuring and other, net (4)	0.1	0.0%	5.2	2.0%	9.7	5.0%
Inventory provision reversal (2)	—	—	(0.6)	-0.2%	(1.0)	-0.5%
In-process research and development	—	—	—	—	0.5	0.3%
Goodwill impairment	—	—	—	—	329.7	169.3%
Profit sharing adjustment (3)	(1.7)	-0.6%	(2.2)	-0.8%	—	—

Income/(Loss) from Operations - non-GAAP	$34.9	13.1%	$25.1	9.6%	$(33.0)	-16.9%

			Income/(Loss) per Common Share from Continuing Operations				Income/(Loss) per Common Share from Continuing Operations				Income/(Loss) per Common Share from Continuing Operations
	December 31, 2009	% of Net Revenues	Basic	Diluted	October 4, 2009	% of Net Revenues	Basic	Diluted	December 31, 2008	% of Net Revenues	Basic	Diluted
Income/(Loss) from Continuing Operations - GAAP	$16.9	6.3%	$0.10	$0.09	$6.7	2.6%	$0.04	$0.04	$(385.0)	-197.6%	$(2.28)	$(2.28)
Acquired intangible asset amortization	7.6	2.8%	0.04	0.04	8.2	3.1%	0.05	0.05	7.0	3.6%	0.04	0.04
Inventory step-up reversal (1)	4.6	1.7%	0.03	0.03	5.7	2.2%	0.03	0.03	0.7	0.4%	0.00	0.00
Restructuring and other, net (4)	0.1	0.0%	0.00	0.00	5.2	2.0%	0.03	0.03	9.7	5.0%	0.06	0.06
Interest and other (5)	2.6	1.0%	0.01	0.01	1.8	0.7%	0.01	0.01	5.9	3.0%	0.03	0.03
Inventory provision reversal (2)	—	—	—	—	(0.6)	-0.2%	(0.00)	(0.00)	(1.0)	-0.5%	(0.01)	(0.01)
In-process research and development	—	—	—	—	—	—	—	—	0.5	0.3%	0.00	0.00
Goodwill impairment	—	—	—	—	—	—	—	—	329.7	169.3%	1.95	1.95
Profit sharing adjustment (3)	(1.7)	-0.6%	(0.01)	(0.01)	(2.2)	-0.8%	(0.01)	(0.01)	—	—	—	—

Income/(Loss) from Continuing Operations - non-GAAP	$30.1	11.3%	$0.17	$0.17	$24.8	9.5%	$0.14	$0.14	$(32.5)	-16.7%	$(0.19)	$(0.19)

GAAP and Non-GAAP Weighted Average Common Shares - Basic	174.8				174.5				169.2
GAAP Weighted Average Common Shares - Diluted	187.2				180.8				169.2
Exclude dilutive shares from convertible note hedge	(6.9)				(1.8)				—

Non-GAAP Weighted Average Common Shares - Diluted	180.3				179.0				169.2

(1)	Reversal of Eagle Test purchase accounting inventory step-up.
(2)	Reversal of previously written down inventory for non-FLEX products in the Semiconductor Test Division.
(3)	Profit sharing adjustment for non-GAAP items.
(4)	Restructuring and other, net consists of (in millions):

	Quarter Ended:
	December 31, 2009	October 4, 2009	December 31, 2008
Employee Severance	$0.6	$1.2	$8.9
Facility Related	(0.5)	4.4	—
Eagle Test Purchase Accounting Adjustment & Other	—	(0.4)	—
Acquisition costs	—	—	0.8
Long-Lived Asset Impairment	—	—	—
Loss on Sale of Real Estate	—	—	—

	$0.1	$5.2	$9.7

(5)	Interest and Other included amortization of the GAAP imputed convertible debt discount.

6

	Twelve Months Ended:
	December 31, 2009	% of Net Revenues			December 31, 2008	% of Net Revenues
Net Revenues	$819.4				$1,107.0

Gross Margin - GAAP	$311.6	38.0%			$498.2	45.0%
Inventory step-up reversal (1)	15.4	1.9%			5.0	0.5%
Insurance recovery	(1.0)	-0.1%			—	—
Inventory provision reversal (2)	(0.6)	-0.1%			(2.4)	-0.2%
Profit sharing adjustment (3)	(0.7)	-0.1%			(0.3)	0.0%

Gross Margin - non-GAAP	$324.7	39.6%			$500.5	45.2%

Income/(Loss) from Operations - GAAP	$(122.4)	-14.9%			$(380.7)	-34.4%
Acquired intangible asset amortization	32.3	3.9%			20.6	1.9%
Inventory step-up reversal (1)	15.4	1.9%			5.0	0.5%
Restructuring and other, net (4)	36.5	4.5%			62.8	5.7%
Inventory provision reversal (2)	(0.6)	-0.1%			(2.4)	-0.2%
In-process research and development	—	—			1.6	0.1%
Goodwill impairment	—	—			329.7	29.8%
Insurance recovery	(1.0)	-0.1%			—	—
Profit sharing adjustment (3)	(3.9)	-0.5%			(1.5)	-0.1%

Income/(Loss) from Operations - non-GAAP	$(43.7)	-5.3%			$35.1	3.2%

			Income/(Loss) per Common Share from Continuing Operations				Income/(Loss) per Common Share from Continuing Operations
	December 31, 2009	% of Net Revenues	Basic	Diluted	December 31, 2008	% of Net Revenues	Basic	Diluted
Income/(Loss) from Continuing Operations - GAAP	$(133.8)	-16.3%	$(0.77)	$(0.77)	$(395.0)	-35.7%	$(2.32)	$(2.32)
Acquired intangible asset amortization	32.3	3.9%	0.19	0.19	20.6	1.9%	0.12	0.12
Inventory step-up reversal (1)	15.4	1.9%	0.09	0.09	5.0	0.5%	0.03	0.03
Restructuring and other, net (4)	36.5	4.5%	0.21	0.21	62.8	5.7%	0.37	0.36
Interest and other (5)	11.7	1.4%	0.07	0.07	11.4	1.0%	0.07	0.07
Inventory provision reversal (2)	(0.6)	-0.1%	(0.00)	(0.00)	(2.4)	-0.2%	(0.01)	(0.01)
In-process research and development	—	—	—	—	1.6	0.1%	0.01	0.01
Insurance recovery	(1.0)	-0.1%	(0.01)	(0.01)	—	—	—	—
Profit sharing adjustment (3)	(3.9)	-0.5%	(0.02)	(0.02)	(1.5)	-0.1%	(0.01)	(0.01)
Goodwill impairment	—	—	—	—	329.7	29.8%	1.93	1.91
Basic vs. diluted share adjustment	—	—	—	—	—	—	—	0.03
Income tax adjustment (6)	(2.9)	-0.4%	(0.02)	(0.02)	0.2	0.0%	0.00	0.00

Income/(Loss) from Continuing Operations - non-GAAP	$(46.3)	-5.7%	$(0.27)	$(0.27)	$32.4	2.9%	$0.19	$0.19

GAAP and Non-GAAP Weighted Average Common Shares - Basic	173.6				170.6

GAAP Weighted Average Common Shares - Diluted	173.6				170.6
Include dilutive potential common shares	—				2.2

Non-GAAP Weighted Average Common Shares - Diluted	173.6				172.8

(1)    Reversal of Nextest and Eagle Test purchase accounting inventory step-up.

(2)    Reversal of previously written down inventory for non-FLEX products in the Semiconductor Test Division.

(3)    Profit sharing adjustment for non-GAAP items.

(4)    Restructuring and other, net consists of:

	Twelve Months Ended:
	December 31, 2009				December 31, 2008
Facility Related	$3.9				$16.4
Employee Severance	33.5				24.1
Eagle Test Purchase Accounting Adjustment & Other	(2.0)				—
Long-Lived Asset Impairment	1.1				0.6
Acquisition costs	—				0.8
Loss on Sale of Real Estate	—				20.9

	$36.5				$62.8

(5)    Interest and Other included amortization of the GAAP imputed convertible debt discount, a charge to expense deferred debt financing costs as a result of the repayment and termination of Teradyne’s revolving line of credit and charges for other-than-temporary impairment and realized (losses)/gains on marketable securities.

(6)    Income tax adjustment related to a discrete foreign exchange item.

GAAP to Non-GAAP Reconciliation of first quarter 2010 guidance:
GAAP net income per diluted share	$0.14	$0.19
Exclude acquired intangible asset amortization	0.04	0.04
Exclude amortization of the GAAP imputed debt discount	0.01	0.01

Non-GAAP net income per diluted share	$0.20	$0.26

For press releases and other information of interest to investors, please visit Teradyne’s homepage at http://www.teradyne.com.

Contact:	Teradyne, Inc. Andy Blanchard 978-370-2425 Vice President of Corporate Relations